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                             CURTIS B MORRISON, CPA
                            5819 Chimney Wood Circle
                             Fort Worth, Texas 76112
                                  (817)429-3878

                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT ACCOUNTANT
                        ---------------------------------

I consent to the incorporation of my report dated December 31, 2000, accompanying the financial statements included in this annual report on Form 11-K/A, in the prospectus forming part of Tandy Corporation's (now RadioShack Corporation) registration statement on Form S-8 for its Tandy Employees Supplemental Stock Program.

                                                  /s/ Curtis B. Morrison
                                                 -------------------------------
                                                 Curtis B Morrison, CPA



Fort Worth, Texas

May 23, 2002

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